UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 21, 2026
___________________________________

NERDY INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Consulting Agreement, Departure Agreement, and General Release with Former Chief Financial Officer
On April 6, 2026, Nerdy Inc. (the “Company”) filed a Current Report on Form 8-K announcing that Jason Pello ceased serving as the Company’s Chief Financial Officer effective April 3, 2026. In connection with Mr. Pello’s previously announced separation from the Company, the Company and Mr. Pello entered into a Consulting Agreement, Departure Agreement and General Release (the “Agreement”) on May 21, 2026.
Pursuant to the Agreement, Mr. Pello will serve as a consultant to the Company through October 3, 2026 and will receive aggregate consulting payments totaling $223,125. The Agreement also provides for the continued vesting of 333,333 restricted stock units that were scheduled to vest on April 15, 2026 and May 15, 2026. The Agreement contains a customary release of claims and becomes effective upon expiration of the applicable revocation period.
The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

†10.1
Consulting Agreement, Departure Agreement, and General Release, dated as of May 21, 2026, by and between Jason Pello and Nerdy Inc., Nerdy LLC, Varsity Tutors LLC, Varsity Tutors for Schools LLC, and Live Learning Technologies Shared Resources LLC.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).
†    These exhibits constitute management contracts, compensatory plans, and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: May 22, 2026	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

3